SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: September 11, 2000
(Date of earliest event reported)



                Residential Funding Mortgage Securities II, Inc.
             (Exact name of registrant as specified in its charter)


Delaware                         333-36244                   41-1955181
---------------                  -----------                 -----------
(State or Other Juris-           (Commission                (I.R.S.Employer
diction of Incorporation)        File Number)               Identification No.)


       8400 Normandale Lake Blvd., Suite 600, Minneapolis, Minnesota 55437
       ------------------------------------------------------------- -----
               (Address of Principal Executive Office) (Zip Code)


        Registrant's telephone number, including area code:(952) 832-7000
                                 --------------

Item 5. Other Events.


               On or about September 6, 2000, the Registrant expects to cause the issuance and sale of Home Equity Loan Backed Term Notes, Series 2000 HS1 (the "Term") pursuant to an Indenture to be dated as of September 26, 2000, between Home Equity Loan Trust 2000 HS1 as Issuer and The Chase Manhattan Bank, as Indenture Trustee.

               In connection with the expected sale of the Series 2000-HS1 Term Notes, the Registrant has been advised by Residential Funding Securities Corporation (the "Underwriter"), that the Underwriter has furnished to prospective investors certain collateral information with respect to the revolving credit loans (the "Revolving Credit Loans") underlying the proposed offering of the Term Notes, which Collateral Term Sheets are being filed electronically as exhibits to this report.

               The Collateral Term Sheets have been provided by the Underwriter. The information in the Collateral Term Sheets is preliminary and will be superseded by the Description of the Mortgage Pool contained in the Prospectus Supplement relating to the Term Notes and by any other information subsequently filed with the Securities and Exchange Commission.

               The Collateral Term Sheets were prepared by the Underwriters at the request of certain prospective investors. The Collateral Term Sheets may be based on information that differs from the information set forth in the Prospectus Supplement.

               In addition, the actual characteristics and performance of the Revolving Credit Loans underlying the Term Notes may differ from the information provided in the Collateral Term Sheets, which were provided to certain investors only to give a sense of the underlying collateral which will affect the maturity, interest rate sensitivity and cash flow characteristics of the Term Notes. Any difference between the collateral information in the Collateral Term Sheets and the actual characteristics of the Revolving Credit Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Term Notes.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits


        (a)    Financial Statements.

               Not applicable.

        (b)    Pro Forma Financial Information.

               Not applicable.

        (c)    Exhibits


       Exhibit No.               Item 601(a) of                Description
                                 Regulation S-K
                                   Exhibit No.


            1                          99                Collateral Term Sheets

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                      RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.


                      By:      /s/ Lisa Lundsten
                      Name:    Lisa Lundsten
                      Title:   Vice President





Dated: September 11, 2000

EXHIBIT INDEX


             Item 601 (a) of    Sequentially
Exhibit      Regulation S-K     Numbered
Number       Exhibit No.        Description               Format

   1              99            Collateral Term Sheets     Electronically

                                    EXHIBIT 1

                     Residential Funding Mortgage Securities II, Inc.
                   Home Equity Loan Backed Term Notes, Series 2000-HS1


This information was prepared for informational purposes only. It is not an offer to buy or sell any MBS/ABS instrument. In the event of such offering, this information is deemed superseded & amended entirely by a Prospectus or Prospectus Supplement. The information herein supersedes any previous term sheet and computational materials. It is not an official confirmation of terms and is based on information generally available to the public from sources believed to be reliable. No representation is made of accuracy or completeness or that any returns indicated will be achieved. Any changes to assumptions may have a material impact on returns. Past performance is not indicative of future results. The related security may only be transferred in accordance with U.S. or other relevant securities laws and according to the terms of such security. -- Residential Funding Corporation and affiliates, Residential Funding Securities Corporation and RFSC International Limited.



                                    [GRAPHIC OMITTED]







                                     RFMSII 2000-HS1
                      [$ 138,370,000] 1 Mo LIBOR Term Notes
                  Variable Funding Notes - Not Discussed Herein





                        Residential Funding Securities Corporation
                                      as underwriter

                                        GMAC / RFC
                             RESIDENTIAL FUNDING CORPORATION





The following collateral description is based on a preliminary pool. The collateral / rep lines that were modeled for the yield tables are reasonable approximations of the final pool, based on the preliminary pool. The final pool will be available in September 2000. All information reported here is subject to a 10% + / - variance on the final collateral pool.

1. Portfolio Summary

Number of Loans: 3,819
Credit Line: $183,094,643.00
Current Balance: $136,995,402.51
Average Credit Line: $47,943.09
Minimum Credit Line: $8,900.00
Maximum Credit Line: $350,000.00
Average Current Balance: $35,872.06
Minimum Current Balance: $0.00
Maximum Current Balance: $290,000.00
WA Gross Coupon: 9.016%
Minimum Gross Coupon: 5.990%
Maximum Gross Coupon: 14.750%
WA Remaining Term: 214.53
Minimum Remaining Term: 112.00
Max Remaining Term: 353.00
WA CLTV: 81.2%
Minimum CLTV: 12.5%
Maximum CLTV: 100.0%
WA Credit Score: 722.90
Minimum Credit Score: 610.00
Maximum Credit Score: 818.00

Non-Zero Weighted Averages


2. Current Balance ($)

        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
                                                             % WA     % WA    % WA    % WA     WA
                                  $ Current    # of  % Cur   Gross    Net      Net    Gross   Roll    % WA
        Current Balance ($)        Balance    Loans   Bal   Coupon   Coupon  Margin  Ceiling  Month   CLTV
                                 ---------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        <= 24,999                  22,274,653  1,603   16.3   9.234    8.654   1.232  19.233    2.06   81.8
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        25,000 - 49,999            50,389,838  1,408   36.8   9.016    8.436   1.357    19.4   2.088   82.8
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        50,000 - 74,999            27,776,311    466   20.3   9.086    8.506   1.169  19.805   2.049   83.3
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        75,000 - 99,999            18,344,419    207   13.4   9.298    8.718   1.134  19.939   1.841     82
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        100,000 - 124,999           7,518,278     72    5.5    8.17     7.59   0.752  19.938   2.419   76.6
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        125,000 - 149,999           3,006,800     22    2.2   8.413    7.833   0.355  20.726   1.951   73.7
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        150,000 - 174,999           2,575,391     16    1.9   8.351    7.771    0.59   18.81   2.671   72.3
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        175,000 - 199,999           2,475,129     13    1.8   8.922    8.342   0.377  19.393   1.836   65.7
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        200,000 >=                  2,634,584     12    1.9   8.321    7.741   0.776  20.277   3.036   63.6
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        Total:                    136,995,403  3,819    100   9.016    8.436    1.17  19.592   2.082   81.2
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

3. Documentation

        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
                                                             % WA     % WA    % WA    % WA     WA
                                  $ Current    # of  % Cur   Gross    Net      Net    Gross   Roll    % WA
        Documentation              Balance    Loans   Bal   Coupon   Coupon  Margin  Ceiling  Month   CLTV
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        Full Doc                  129,683,814  3,595   94.7    9.05     8.47     1.2  19.623   2.075   82.3
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        Stated Doc                  7,311,589    224    5.3   8.414    7.834   0.651  19.045   2.204   62.5
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        Total:                    136,995,403  3,819    100   9.016    8.436    1.17  19.592   2.082   81.2
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------





------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

4. Fico Score

        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
                                                             % WA     % WA    % WA    % WA     WA
                                  $ Current    # of  % Cur   Gross    Net      Net    Gross   Roll    % WA
        Fico Score                 Balance    Loans   Bal   Coupon   Coupon  Margin  Ceiling  Month   CLTV
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        600 - 619                     244,914      5    0.2  12.346   11.766   2.266  21.939       1   84.6
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        620 - 639                   1,837,918     85    1.3   9.296    8.716   2.672  18.932   2.019   79.1
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        640 - 659                   7,050,118    225    5.1   9.249    8.669   2.314  19.402   2.316   83.9
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        660 - 679                  10,735,599    301    7.8   9.275    8.695   2.334  19.611   1.983   84.4
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        680 - 699                  21,792,136    583   15.9   9.406    8.826   1.219  19.876   2.032   82.1
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        700 - 719                  21,970,128    549     16   9.016    8.436   1.085  19.551   2.175   79.8
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        720 - 739                  23,079,682    645   16.8   9.157    8.577    1.01  19.696   2.075   83.6
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        740 - 759                  21,432,663    598   15.6     8.8     8.22   0.856  19.555   2.084     81
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        760 - 779                  18,492,139    524   13.5   8.637    8.057   0.739  19.539   1.991   77.9
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        780 - 799                   8,585,321    263    6.3   8.519    7.939   0.757  19.204   2.067     79
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        800 >=                      1,774,784     41    1.3   8.123    7.543   0.694  19.103    2.53   76.7
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        Total:                    136,995,403  3,819    100   9.016    8.436    1.17  19.592   2.082   81.2
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------

5. Gross Interest Rate

        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
                                                             % WA     % WA    % WA    % WA     WA
                                  $ Current    # of  % Cur   Gross    Net      Net    Gross   Roll    % WA
        Gross Interest Rate        Balance    Loans   Bal   Coupon   Coupon  Margin  Ceiling  Month   CLTV
                                 ---------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        <= 7.999                   29,488,791    751   21.5    5.99     5.41   1.272  18.501   1.544   81.6
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        8.000 - 8.499                  37,623      1      0    8.25     7.67    0.42      18       1     75
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        8.500 - 8.999              53,845,928  1,533   39.3     8.5     7.92    1.16  19.523   3.385   80.4
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        9.500 - 9.999              11,209,282    271    8.2    9.57     8.99  -0.496   22.35   1.023   71.4
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        10.000 - 10.499             8,053,025    221    5.9  10.127    9.547   0.067  20.336    1.11   70.2
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        10.500 - 10.999             6,534,941    194    4.8  10.628   10.048   0.548  20.802   1.053   75.7
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        11.000 - 11.499             5,784,427    191    4.2  11.175   10.595   1.095  19.957   1.114   82.9
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        11.500 - 11.999             4,700,379    146    3.4  11.618   11.038   1.546  19.242   1.158     88
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        12.000 - 12.499             6,404,276    189    4.7   12.18     11.6     2.1  18.985   1.061   94.7
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        12.500 - 12.999             3,277,346    102    2.4  12.663   12.083   2.583  19.303    1.04   92.6
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        13.000 - 13.499             4,430,833    115    3.2  13.217   12.637   3.137  18.935   1.038   95.9
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        13.500 - 13.999             1,733,704     57    1.3  13.671   13.091   3.591    18.7   1.045   95.4
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        14.000 - 14.499             1,101,940     31    0.8  14.072   13.492   3.992  19.738   1.045   94.6
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        14.500 - 14.999               392,909     17    0.3  14.525   13.945   4.445  18.639   1.126     90
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        Total:                    136,995,403  3,819    100   9.016    8.436    1.17  19.592   2.082   81.2
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------





------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

6. CLTV

        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
                                                             % WA     % WA    % WA    % WA     WA
                                  $ Current    # of  % Cur   Gross    Net      Net    Gross   Roll    % WA
        CLTV                       Balance    Loans   Bal   Coupon   Coupon  Margin  Ceiling  Month   CLTV
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        0.01 - 50.00                5,721,534    154    4.2   8.562    7.982   0.369  19.694   1.949   39.6
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        50.01 - 60.00               6,314,159    148    4.6    8.47     7.89   0.192  19.671   2.213   55.5
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        60.01 - 70.00              12,371,969    301      9   8.794    8.214   0.245  19.925    2.11   65.7
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        70.01 - 80.00              39,333,773  1,076   28.7   8.674    8.094   0.149  20.197   2.095     77
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        80.01 - 85.00               6,720,727    197    4.9   8.994    8.414   1.618  19.515   1.985     83
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        85.01 - 90.00              33,165,784  1,028   24.2   8.825    8.245   1.576  19.208   2.137   89.2
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        90.01 - 95.00              23,515,101    649   17.2   8.903    8.323    2.45  19.031   2.301   94.3
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        95.01 - 100.00              9,852,357    266    7.2  12.204   11.624   2.777  19.319    1.35   99.2
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        Total:                    136,995,403  3,819    100   9.016    8.436    1.17  19.592   2.082   81.2
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------

7. Gross Ceiling Rate

        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
                                                             % WA     % WA    % WA    % WA     WA
                                  $ Current    # of  % Cur   Gross    Net      Net    Gross   Roll    % WA
        Gross Ceiling Rate         Balance    Loans   Bal   Coupon   Coupon  Margin  Ceiling  Month   CLTV
                                 ---------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        <= 10.000                     193,798      7    0.1   9.208    8.628   2.314      10       1   94.5
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        13.751 - 14.000               456,661     13    0.3  10.095    9.515   1.855      14   1.748   85.7
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        15.751 - 16.000               486,008     15    0.4   9.857    9.277    1.15      16   2.624     84
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        17.751 - 18.000            98,142,734  2,804   71.6   8.827    8.247   1.329      18    2.11     82
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        19.751 - 20.000                54,700      2      0     8.5     7.92   1.117      20   4.282   89.3
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        20.001 >=                  37,661,502    978   27.5   9.485    8.905   0.744  23.869    2.01   79.1
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        Total:                    136,995,403  3,819    100   9.016    8.436    1.17  19.592   2.082   81.2
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------



8. Net Margin Rate

        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
                                                             % WA     % WA    % WA    % WA     WA
                                  $ Current    # of  % Cur   Gross    Net      Net    Gross   Roll    % WA
        Net Margin Rate            Balance    Loans   Bal   Coupon   Coupon  Margin  Ceiling  Month   CLTV
                                 ---------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        <= 0.250                   37,664,998    950   27.5   8.717    8.137  -0.208  20.542   2.003   70.4
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        0.251 - 0.750              18,945,893    563   13.8   8.532    7.952   0.463  19.557    2.24     71
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        0.751 - 1.250              20,193,770    608   14.7   8.608    8.028   0.964  19.263   2.186   81.5
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        1.251 - 1.750              19,898,931    535   14.5   8.795    8.215   1.493  19.286   2.237   88.1
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        1.751 - 2.250              13,094,367    383    9.6   9.482    8.902   2.033  18.801   1.887   92.7
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        2.251 - 2.750              10,240,690    290    7.5   9.382    8.802   2.521  19.198   1.996   90.5
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        2.751 - 3.250               8,463,103    222    6.2  10.453    9.873   3.089  19.095   1.796   94.4
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        3.251 - 3.750               5,255,054    160    3.8   9.981    9.401     3.5  19.019   2.338   93.3
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        3.751 - 4.250               2,483,615     80    1.8  10.584   10.004    3.96  19.486   1.897   93.8
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        4.251 - 4.750                 613,294     25    0.4  12.611   12.031   4.424  18.959   1.971   91.2
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        4.751 - 5.250                 100,100      2    0.1     8.5     7.92    4.92      18   1.191     94
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        5.251 - 5.750                  41,587      1      0     8.5     7.92    5.42      18       1     87
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        Total:                    136,995,403  3,819    100   9.016    8.436    1.17  19.592   2.082   81.2
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------

9. Occupancy Status

        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
                                                             % WA     % WA    % WA    % WA     WA
                                  $ Current    # of  % Cur   Gross    Net      Net    Gross   Roll    % WA
        Occupancy Status           Balance    Loans   Bal   Coupon   Coupon  Margin  Ceiling  Month   CLTV
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        Primary                   135,908,494  3,778   99.2   9.003    8.423   1.165  19.587   2.085   81.3
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        Second Home                   328,978     15    0.2   8.688    8.108   0.496   19.11   2.338   70.8
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        Investment                    757,931     26    0.6  11.594   11.014   2.354  20.702   1.552   81.4
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        Total:                    136,995,403  3,819    100   9.016    8.436    1.17  19.592   2.082   81.2
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------


10. Credit Line

                                                             % WA     % WA    % WA    % WA     WA
                                  $ Current    # of  % Cur   Gross    Net      Net    Gross   Roll    % WA
        Credit Line                Balance    Loans   Bal   Coupon   Coupon  Margin  Ceiling  Month   CLTV
                                 ---------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        <= 25,000                  14,488,619    963   10.6   9.133    8.553    1.51  19.009   2.109   83.6
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        25,001 - 100,000          106,533,258  2,710   77.8   9.064    8.484   1.227  19.623   2.052   82.6
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        100,001 - 200,000          14,191,018    137   10.4    8.63     8.05   0.416  20.154   2.264   71.5
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        200,001 - 252,700           1,035,584      6    0.8   7.715    7.135   0.682      18   2.859   66.1
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        252,701 - 300,000             564,275      2    0.4   8.668    8.088   2.062      18   1.486   49.7
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        300,001 - 400,000             182,649      1    0.1      10     9.42  -0.080      18       1   56.2
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        Total:                    136,995,403  3,819    100   9.016    8.436    1.17  19.592   2.082   81.2
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------

11. Product Type

        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
                                                             % WA     % WA    % WA    % WA     WA
                                  $ Current    # of  % Cur   Gross    Net      Net    Gross   Roll    % WA
        Product Type               Balance    Loans   Bal   Coupon   Coupon  Margin  Ceiling  Month   CLTV
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        15 Year Balloon            52,187,371  1,354   38.1   9.401    8.821   0.846  22.205   2.104   79.2
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        15 Year Term               40,723,703  1,157   29.7   9.213    8.633   1.767  17.981   1.998   85.5
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        25 Year Term               44,045,145  1,307   32.2   8.374    7.794   1.002  17.985   2.136   79.7
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        30 Year Term                   39,184      1      0    13.5    12.92    3.42      18       1     95
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        Total:                    136,995,403  3,819    100   9.016    8.436    1.17  19.592   2.082   81.2
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------

12. Property Type

        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
                                                             % WA     % WA    % WA    % WA     WA
                                  $ Current    # of  % Cur   Gross    Net      Net    Gross   Roll    % WA
        Property Type              Balance    Loans   Bal   Coupon   Coupon  Margin  Ceiling  Month   CLTV
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        Single Family             105,926,081  2,965   77.3   9.073    8.493    1.11  19.672     2.1   80.5
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        Townhouse                     788,122     26    0.6   9.416    8.836   1.364  18.405   1.504   77.8
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        Condo                       5,802,234    184    4.2   9.255    8.675   1.497  19.194   2.138   83.9
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        Manufactured Housing           70,554      3    0.1   7.687    7.107   0.677      18   3.028   85.7
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        Planned Unit Development   23,032,955    598   16.8   8.604    8.024   1.332  19.395   2.043   84.1
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        Mobile Home                    29,608      1      0     8.5     7.92    0.42      18       1     80
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        2 - 4 Family Units          1,216,964     38    0.9  10.457    9.877   1.654  19.131    1.47   81.4
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        Other                         128,884      4    0.1  10.011    9.431     2.1  19.757   1.078   84.2
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        Total:                    136,995,403  3,819    100   9.016    8.436    1.17  19.592   2.082   81.2
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------



13. States

                                                             % WA     % WA    % WA    % WA     WA
                                  $ Current    # of  % Cur   Gross    Net      Net    Gross   Roll    % WA
        States                     Balance    Loans   Bal   Coupon   Coupon  Margin  Ceiling  Month   CLTV
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        CA                         60,446,528  1,407   44.1   9.046    8.466   1.082  19.998   1.833   80.8
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        NJ                         10,001,860    305    7.3   8.848    8.268   0.976  19.712   3.018   79.3
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        CO                          7,864,259    212    5.7   8.857    8.277   1.003  18.018   2.238     81
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        GA                          6,703,660    221    4.9   8.602    8.022   1.627  19.113   1.759     88
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        FL                          6,494,047    227    4.7   8.862    8.282   1.526  18.023   1.816   83.8
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        MI                          5,063,518    147    3.7   8.856    8.276   1.721      18   2.502     79
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        MA                          4,568,354    120    3.3   8.915    8.335   1.092      18   2.148   78.3
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        UT                          4,378,678    151    3.2   9.107    8.527   1.204  18.909   2.498   78.5
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        NY                          4,030,699    103    2.9   9.117    8.537   1.119  19.956   2.167   78.4
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        WA                          3,211,048     95    2.3   9.363    8.783   1.527  21.212   1.732   83.3
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        AZ                          3,157,006     94    2.3   8.732    8.152   1.428  22.223   2.323   81.8
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        Other                      21,075,744    737   15.4    9.26     8.68   1.119  19.745    2.28   82.5
        ----------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------
        Total:                    136,995,403  3,819    100   9.016    8.436    1.17  19.592   2.082   81.2
        ----------------------------------------------------------------------------------------------------


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